                                                                    EXHIBIT 99.2

[MERILL LYNCH LOGO]             COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[337,925,000] (approximate)
                              Offered Certificates

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                            [THE WINTER GROUP LOGO]

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
          MASTER SERVICER, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                               FEBRUARY [10], 2005

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                         $23,909,542
Aggregate Original Principal Balance                            $23,911,492
Number of Mortgage Loans                                                 32

                                               MINIMUM            MAXIMUM                AVERAGE (1)
                                               -------            -------                -----------
Original Principal Balance                    $606,750          $ 1,000,000               $747,234
Outstanding Principal Balance                 $606,750          $ 1,000,000               $747,173

                                               MINIMUM            MAXIMUM            WEIGHTED AVERAGE (2)
                                               -------            -------            --------------------
Original Term (mos)                                360                360                      360
Stated Remaining Term (mos)                        354                358                      357
Loan Age (mos)                                       2                  6                        3
Current Interest Rate                            5.125%             8.250%                   7.138%
Initial Interest Rate Cap                        3.000%             5.000%                   3.150%
Periodic Rate Cap                                1.000%             1.000%                   1.000%
Gross Margin                                     2.500%             6.250%                   4.702%
Maximum Mortgage Rate                           10.125%            14.250%                  12.792%
Minimum Mortgage Rate                            2.500%             7.750%                   4.860%
Months to Roll                                      18                 57                       27
Original Loan-to-Value                           49.00%             84.00%                   73.88%
Credit Score (3)                                   620                785                      692

                                              EARLIEST            LATEST
                                              --------            ------
Maturity Date                                10/01/2034         02/01/2035

                                             PERCENT OF                                   PERCENT OF
LIEN POSITION                              MORTGAGE POOL    YEAR OF ORIGINATION          MORTGAGE POOL
                                           -------------    -------------------          -------------
1st Lien                                      100.00%       2004                             67.14%
                                                            2005                             32.86
OCCUPANCY
Primary                                        85.63%
Second Home                                     6.73        Loan Purpose
Investment                                      7.64        Purchase                         54.61%
                                                            Refinance - Rate Term             9.89
                                                            Refinance - Cashout              35.50
LOAN TYPE
Fixed Rate                                      8.00%
ARM                                            92.00        PROPERTY TYPE
                                                            Single Family Residence          73.68%
AMORTIZATION TYPE                                           Townhouse                         0.00
Fully Amortizing                               35.67%       Condominium                       5.43
Interest-Only                                  64.33        Two-to-Four Family                8.86
                                                            Cooperative                       0.00
                                                            Planned Unit Development         12.03

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                   NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
RANGE OF            MORTGAGE     BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC       IO
----------------   ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
5.500% or less         1       $   923,200     3.86%      5.125%      755        $923,200    84.00%      0.00%   100.00%
5.501% to 6.000%       3         2,369,900     9.91       5.966       680         789,967    65.21      42.19    100.00
6.001% to 6.500%       5         3,266,750    13.66       6.324       666         653,350    71.55       0.00     77.04
6.501% to 7.000%       6         4,049,850    16.94       6.895       703         674,975    70.40       0.00     67.90
7.001% to 7.500%       6         4,655,342    19.47       7.425       718         775,890    78.32      42.07     57.93
7.501% to 8.000%       6         4,452,241    18.62       7.740       691         742,040    75.35      43.12     35.49
8.001% to 8.500%       5         4,192,259    17.53       8.155       667         838,452    75.25      45.17     60.68
                      --       -----------   ------       -----       ---        --------    -----      -----    ------
TOTAL:                32       $23,909,542   100.00%      7.138%      692        $747,173    73.88%     28.32%    64.33%
                      ==       ===========   ======       =====       ===        ========    =====      =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.125% per annum to 8.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.138% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                 NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
REMAINING MONTHS         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
TO STATED MATURITY         LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC       IO
------------------       ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
349 to 360                  32       $23,909,542   100.00%      7.138%      692       $ 747,173    73.88%     28.32%    64.33%
                            --       -----------   ------       -----       ---       ---------    -----      -----     -----
TOTAL:                      32       $23,909,542   100.00%      7.138%      692       $ 747,173    73.88%     28.32%    64.33%
                            ==       ===========   ======       =====       ===       =========    =====      =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
RANGE OF                 NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PRINCIPAL BALANCES         LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC       IO
----------------------   ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
$600,001 to $650,000        19       $12,089,930    50.57%      7.131%      690       $636,312     71.43%      0.00%    68.06%
$700,001 to $750,000         2         1,470,000     6.15       6.026       667        735,000     79.89       0.00     48.98
$750,001 to $800,000         1           800,000     3.35       6.875       640        800,000     71.43       0.00    100.00
$850,001 to $900,000         2         1,755,000     7.34       7.821       698        877,500     76.47      51.28    100.00
$900,001 to $950,000         1           923,200     3.86       5.125       755        923,200     84.00       0.00    100.00
$950,001 to $1,000,000       7         6,871,412    28.74       7.516       698        981,630     75.18      85.46     42.98
                            --       -----------   ------       -----       ---       --------     -----      -----    ------
TOTAL:                      32       $23,909,542   100.00%      7.138%      692       $747,173     73.88%     28.32%    64.33%
                            ==       ===========   ======       =====       ===       ========     =====      =====    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $600,000 to approximately $ 1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $747,173.

PRODUCT TYPES

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PRODUCT TYPES              LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
-------------------      ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
30 Year Fixed Loans          3       $ 1,911,847      8.00%     7.917%      679       $637,282     69.62%      0.00%     0.00%
2/28 LIBOR ARM              19        14,307,354     59.84      7.263       695        753,019     76.37      33.65     64.99
3/27 LIBOR ARM               8         6,040,542     25.26      6.839       692        755,068     74.65      15.87     84.13
5/25 LIBOR ARM               2         1,649,800      6.90      6.246       681        824,900     54.45      60.61     60.61
                            --       -----------    ------      -----       ---       --------     -----      -----     -----
TOTAL:                      32       $23,909,542    100.00%     7.138%      692       $747,173     73.88%     28.32%    64.33%
                            ==       ===========    ======      =====       ===       ========     =====      =====     =====

AMORTIZATION TYPE

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC       IO
-----------------------  ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
Fully Amortizing            11       $ 8,529,050    35.67%      7.459%       690      $775,368     74.20%     34.22%     0.00%
24 Month Interest-Only       4         2,526,750    10.57       6.648        706       631,688     70.60       0.00    100.00
60 Month Interest-Only       2         1,407,750     5.89       6.659        643       703,875     63.02       0.00    100.00
120 Month Interest-Only     15        11,445,992    47.87       7.066        696       763,066     75.71      33.67    100.00
                            --        ----------    -----       -----        ---       -------     -----      -----    ------
TOTAL:                      32       $23,909,542   100.00%      7.138%       692      $747,173     73.88%     28.32%    64.33%
                            ==       ===========   ======       =====        ===      ========     =====      =====    ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
GEOGRAPHIC LOCATION        LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
----------------------   ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
Arizona                      1       $   993,750      4.16%     8.125%      656       $993,750     75.00%     100.0%   100.00%
California                  14        10,610,542     44.38      6.945       690        757,896     73.48      26.94     84.84
Florida                      7         4,873,188     20.38      7.205       694        696,170     73.16      19.70     57.96
Maryland                     2         1,300,000      5.44      6.375       681        650,000     69.96       0.00     50.00
Nevada                       3         1,910,000      7.99      6.586       704        636,667     78.98       0.00    100.00
New York                     1           612,800      2.56      7.875       725        612,800     80.00       0.00      0.00
North Carolina               1           649,900      2.72      7.750       680        649,900     53.00       0.00      0.00
Texas                        3         2,959,362     12.38      7.794       701        986,454     77.92      66.23      0.00
                            --       -----------    ------      -----       ---       --------     -----      -----    ------
TOTAL:                      32       $23,909,542    100.00%     7.138%      692       $747,173     73.88%     28.32%    64.33%
                            ==       ===========    ======      =====       ===       ========     =====      =====    ======

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
--------------------     ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
50.00% or less               1       $   649,900     2.72%      6.625%       620      $649,900     49.00%     0.00%      0.00%
50.01% to 55.00%             2         1,257,650     5.26       7.086        664       628,825     52.49      0.00      48.32
55.01% to 60.00%             2         1,649,900     6.90       5.951        697       824,950     58.75     60.60     100.00
60.01% to 65.00%             1           649,000     2.71       6.500        632       649,000     64.00      0.00     100.00
65.01% to 70.00%             1           650,000     2.72       7.000        785       650,000     68.21      0.00     100.00
70.01% to 75.00%             5         3,950,500    16.52       7.737        675       790,100     73.82     47.94     100.00
75.01% to 80.00%            19        14,179,392    59.30       7.304        696       746,284     78.75     27.35      49.02
80.01% to 85.00%             1           923,200     3.86       5.125        755       923,200     84.00      0.00     100.00
                            --       -----------   ------       -----        ---      --------     -----     -----     ------
TOTAL:                      32       $23,909,542   100.00%      7.138%       692      $747,173     73.88%    28.32%     64.33%
                            ==       ===========   ======       =====        ===      ========     =====     =====     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 49.00% to 84.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 73.88%.

LOAN PURPOSE

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
---------------------    ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
Purchase                     17      $13,057,951     54.61%     7.326%       704      $768,115     76.19%     36.59%    55.36%
Refinance - Cashout          12        8,487,841     35.50      6.840        676       707,320     69.45      11.78     68.20
Refinance - Rate Term         3        2,363,750      9.89      7.168        679       787,917     77.07      42.04    100.00
                             --      -----------    ------      -----        ---      --------     -----      -----    ------
TOTAL:                       32      $23,909,542    100.00%     7.138%       692      $747,173     73.88%     28.32%    64.33%
                             ==      ===========    ======      =====        ===      ========     =====      =====     =====

PROPERTY TYPE

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
------------------------ ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
Single Family Residence     23       $17,615,992    73.68%      6.990%       696      $765,913     73.66%     38.44%    68.11%
Condominium                  2         1,298,688     5.43       7.937        658       649,344     75.80       0.00      0.00
Two-to-Four Family           3         2,117,800     8.86       7.800        702       705,933     76.81       0.00     71.06
Planned Unit Development     4         2,877,062    12.03       7.194        675       719,266     72.22       0.00     65.26
                            --       -----------   ------       -----        ---      --------     -----      -----     -----
TOTAL:                      32       $23,909,542   100.00%      7.138%       692      $747,173     73.88%     28.32%    64.33%
                            ==       ===========   ======       =====        ===      ========     =====      =====     =====

DOCUMENTATION

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
DOCUMENTATION              LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
---------------------    ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
Reduced Documentation       18       $12,560,792     52.53%     6.955%       681      $697,822     72.55%      0.00%    66.48%
Full Documentation           7         6,772,050     28.32      7.489        698       967,436     74.90     100.00     56.91
No Ratio                     6         3,826,700     16.00      7.331        718       637,783     75.30       0.00     83.01
Stated Documentation         1           750,000      3.14      6.050        691       750,000     79.79       0.00      0.00
                            --       -----------    ------      -----        ---      --------     -----     ------     -----
TOTAL:                      32       $23,909,542    100.00%     7.138%       692      $747,173     73.88%     28.32%    64.33%
                            ==       ===========    ======      =====        ===      ========     =====      =====    ======

OCCUPANCY

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
OCCUPANCY                  LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
------------             ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
Primary                     27       $20,473,942     85.63%     7.105%       690      $758,294     74.70%     28.40%    69.19%
Investment                   3         1,827,300      7.64      7.169        706       609,100     69.01       0.00     66.46
Second Home                  2         1,608,300      6.73      7.527        704       804,150     69.09      59.59      0.00
                            --       -----------    ------      -----        ---      --------     -----      -----     -----
TOTAL:                      32       $23,909,542    100.00%     7.138%       692      $747,173     73.88%     28.32%    64.33%
                            ==       ===========    ======      =====        ===      ========     =====      =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
MORTGAGE LOAN            MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
AGE (MONTHS)               LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV        DOC        IO
-------------            ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
2                            3       $ 2,157,750      9.02%     6.447%       660      $719,250     68.85%      0.00%    65.24%
3                           14        10,935,354     45.74      7.362        690       781,097     75.93      35.41     55.83
4                           14        10,209,688     42.70      7.038        698       729,263     72.69      28.40     71.12
6                            1           606,750      2.54      7.250        747       606,750     75.00       0.00    100.00
                            --       -----------    ------      -----        ---      --------     -----      -----    ------
TOTAL:                      32       $23,909,542    100.00%     7.138%       692      $747,173     73.88%     28.32%    64.33%
                            ==       ===========    ======      =====        ===      ========     =====      =====    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
ORIGINAL PREPAYMENT      MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
PENALTY TERM               LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
-------------------      ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
None                         14      $10,179,700    42.58%      6.629%       681      $727,121     70.84%      9.82%    67.46%
3 Months                      1          649,147     2.72       8.125        636       649,147     76.47       0.00      0.00
4 Months                      1          649,950     2.72       7.000        732       649,950     76.55       0.00    100.00
12 Months                     1          900,000     3.76       8.125        684       900,000     75.00     100.00    100.00
24 Months                    10        7,757,404    32.44       7.497        710       775,740     76.53      38.08     53.48
36 Months                     4        2,813,342    11.77       7.269        693       703,336     73.94      34.07     65.93
60 Months                     1          960,000     4.02       7.750        681       960,000     80.00     100.00    100.00
                             --      -----------   ------       -----        ---      --------     -----     ------    ------
TOTAL:                       32      $23,909,542   100.00%      7.138%       692      $747,173     73.88%     28.32%    64.33%
                             ==      ===========   ======       =====        ===      ========     =====      =====    ======

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
RANGE OF                 MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
CREDIT SCORES              LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
-------------            ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
620 to 625                   1       $   649,900     2.72%      6.625%       620      $649,900     49.00%      0.00%     0.00%
626 to 650                   6         4,045,897    16.92       6.727        638       674,316     70.96       0.00     83.96
651 to 675                   3         2,293,750     9.59       7.487        661       764,583     69.94      43.32    100.00
676 to 700                  10         7,746,804    32.40       7.575        687       774,680     76.33      36.40     39.86
701 to 725                   7         5,693,292    23.81       7.115        719       813,327     75.30      51.96     54.84
726 to 750                   2         1,256,700     5.26       7.121        739       628,350     75.80       0.00    100.00
751 to 775                   2         1,573,200     6.58       5.900        755       786,600     81.11       0.00    100.00
776 to 785                   1           650,000     2.72       7.000        785       650,000     68.21       0.00    100.00
                            --       -----------   ------       -----        ---      --------     -----     ------    ------
TOTAL:                      32       $23,909,542   100.00%      7.138%       692      $747,173     73.88%     28.32%    64.33%
                            ==       ===========   ======       =====        ===      ========     =====      =====    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 785 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 692.

GROSS MARGINS

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
RANGE OF                 MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
GROSS MARGINS              LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
----------------         ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
2.001% to 2.500%             1       $   800,000     3.64%      6.875%       640      $800,000     71.43%      0.00%   100.00%
2.501% to 3.000%             4         3,179,850    14.46       5.920        699       794,963     65.61      31.44    100.00
3.001% to 3.500%             1           649,900     2.95       6.625        620       649,900     49.00       0.00      0.00
3.501% to 4.000%             4         3,090,592    14.05       7.119        703       772,648     75.22      31.01     68.99
4.001% to 4.500%             4         2,600,000    11.82       6.598        667       650,000     80.00       0.00    100.00
4.501% to 5.000%             1           650,000     2.95       6.875        700       650,000     80.00       0.00      0.00
5.001% to 5.500%             6         3,914,700    17.80       6.915        734       652,450     76.16       0.00     80.84
5.501% to 6.000%             4         3,569,541    16.23       7.646        697       892,385     78.25      81.80     26.89
6.001% to 6.500%             4         3,543,112    16.11       8.160        673       885,778     75.03      53.45     71.79
                            --       -----------   ------       -----        ---      --------     -----      -----    ------
TOTAL:                      29       $21,997,696   100.00%      7.070%       693      $758,541     74.25%     30.79%    69.92%
                            ==       ===========   ======       =====        ===      ========     =====      =====    ======

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 6.250% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.702% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
RANGE OF MAXIMUM         MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
MORTGAGE RATES             LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
------------------       ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
11.000% or less              2       $ 1,923,100     8.74%      5.580%       737      $961,550     70.48%     51.99%   100.00%
11.001% to 11.500%           1           649,000     2.95       6.500        632       649,000     64.00       0.00    100.00
11.501% to 12.000%           5         3,469,900    15.77       6.483        668       693,980     66.25       0.00     81.27
12.001% to 12.500%           6         4,079,500    18.55       6.681        693       679,917     74.62       0.00     81.62
12.501% to 13.000%           3         1,949,950     8.86       6.958        729       649,983     77.85       0.00     66.67
13.001% to 13.500%           4         3,193,592    14.52       7.439        714       798,398     79.04      61.32     38.68
13.501% to 14.000%           4         3,189,541    14.50       7.712        686       797,385     79.01      60.20     49.54
14.001% to 14.500%           4         3,543,112    16.11       8.160        673       885,778     75.03      53.45     71.79
                            --       -----------   ------       -----        ---      --------     -----      -----    ------
TOTAL:                      29       $21,997,696   100.00%      7.070%       693      $758,541     74.25%     30.79%    69.92%
                            ==       ===========   ======       =====        ===      ========     =====      =====    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 14.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.792% per annum.

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
NEXT RATE                MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE            LOANS     OUTSTANDING     POOL       COUPON     SCORE     OUTSTANDING    LTV         DOC       IO
---------------          ---------   -----------  ----------   --------   --------   -----------  --------   -------   -------
October 2006                 1       $   606,750     2.76%      7.250%       747      $606,750     75.00%      0.00%   100.00%
December 2006                9         6,367,541    28.95       7.226        695       707,505     74.27      29.84     74.09
January 2007                 8         6,583,062    29.93       7.438        690       822,883     78.14      44.26     60.36
February 2007                1           750,000     3.41       6.050        691       750,000     79.79       0.00      0.00
December 2007                2         1,543,200     7.02       6.180        724       771,600     82.39       0.00    100.00
January 2008                 4         3,089,592    14.05       7.251        697       772,398     76.09      31.02     68.98
February 2008                2         1,407,750     6.40       6.659        643       703,875     63.02       0.00    100.00
December 2009                1           999,900     4.55       6.000        721       999,900     58.00     100.00    100.00
January 2010                 1           649,900     2.95       6.625        620       649,900     49.00       0.00      0.00
                            --       -----------   ------       -----        ---      --------     -----      -----    ------
TOTAL:                      29       $21,997,696   100.00%      7.070%       693      $758,541     74.25%     30.79%    69.92%
                            ==       ===========   ======       =====        ===      ========     =====      =====    ======
